SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K
                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             December 18, 2003
                                                             -----------------


                  INTERSTATE BAKERIES CORPORATION
                  -------------------------------
      (Exact name of Registrant as specified in its charter)

Delaware                          1-11165                   43-1470322
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(State or other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
 Incorporation)                                             Identification No.)




12 East Armour Boulevard, Kansas City, Missouri                   64111
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    (816)502-4000
                                                      -------------


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   (Former name or former address, if changed since last report)


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Item 7.         Financial Statements and Other Exhibits

      (c)  Exhibits

      Exhibit No.         Description
      -----------         -----------

      Exhibit 99 Interstate Bakeries Corporation press release dated December 18, 2003.

Item 12.   Results of Operations and Financial Condition

      On December 18, 2003, Interstate Bakeries Corporation issued a press release containing unaudited financial information and accompanying discussion for its fiscal second quarter ended
November 15, 2003. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

      The information contained in this Item 12 and the exhibit attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                               * * *

                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               INTERSTATE BAKERIES CORPORATION


Date: December 18, 2003
                               By:  /s/ James R. Elsesser
                                    -------------------------------

                                  James R. Elsesser
                                  Chairman and Chief Executive
                                  Officer

                           EXHIBIT INDEX


      Exhibit No.         Description
      -----------         -----------

      Exhibit 99 Interstate Bakeries Corporation press release dated December 18, 2003.